Exhibit 24.1

                               Powers of Attorney

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Weldon D. Bailey
                                        ----------------------------------------
                                        Weldon D. Bailey



  Date:
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


                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Norman J. Bering, II
                                        ----------------------------------------
                                        Norman J. Bering, II



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Susie Bracht-Black
                                        ----------------------------------------
                                        Susie Bracht-Black



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Virgil H. Cox
                                        ----------------------------------------
                                        Virgil H. Cox



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Samuel J. Dyson
                                        ----------------------------------------
                                        Samuel J. Dyson



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Robert L. Eilers
                                        ----------------------------------------
                                        Robert L. Eilers



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Richard Lubke
                                        ----------------------------------------
                                        Richard Lubke



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Jimmy Pate
                                        ----------------------------------------
                                        Jimmy Pate



  Date:
       ------------------------

                               Powers of Attorney

     Each person whose signature appears below hereby constitutes and appoints James D. Tipton with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

                                        /s/ Leroy Wellborn
                                        ----------------------------------------
                                        Leroy Wellborn



  Date:
       ------------------------